UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 28, 2007

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

The following documents were restated to reflect the vote of our stockholders at our annual meeting held on April 26, 2007. They are being filed with this Form 8-K solely because they were inadvertently omitted from our Form 10-Q filed on August 9, 2007.

Exhibit	Description
3.1	Restated Certificate of Incorporation of Capital One Financial Corporation (as restated on May 15, 2007).

3.2	Restated Bylaws of Capital One Financial Corporation (as restated on May 15, 2007).

The following document is filed with reference to the Registration Statement on Form S-3, No. 333-133943 (the “Registration Statement,”) filed by Capital One Financial Corporation (“Capital One” or the “Company”) with the Securities and Exchange Commission on May 9, 2006.

Exhibit	Description
25.1	Form T-1 Statement of Eligibility of The Bank of New York Trust Company, N.A. (“BONY,”) as Trustee for the issuance of Senior Debt Securities under the Senior Indenture, dated as of November 1, 1996, between Capital One, as Issuer, and BONY (as successor to the Harris Trust and Savings Bank,) as Trustee, incorporated by reference as Exhibit 4.2.1 to the Registration Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: August 28, 2007	By:	/s/ John G. Finneran
	Name:	John G. Finneran
	Title:	General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
3.1	Restated Certificate of Incorporation of Capital One Financial Corporation (as restated on May 15, 2007).

3.2	Restated Bylaws of Capital One Financial Corporation (as restated on May 15, 2007).

25.1	Form T-1 Statement of Eligibility of The Bank of New York Trust Company, N.A. (“BONY,”) as Trustee for the issuance of Senior Debt Securities under the Senior Indenture, dated as of November 1, 1996, between Capital One, as Issuer, and BONY (as successor to the Harris Trust and Savings Bank,) as Trustee, incorporated by reference as Exhibit 4.2.1 to the Registration Statement.

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